UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2023
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive, San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)
(858) 560-6330
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Planned Retirement of Mary Ann McGarry as Chief Executive Officer

On March 15, 2023, Mary Ann McGarry notified Guild Holdings Company (the “Company”) of her intention to retire from her current position as Chief Executive Officer, effective June 30, 2023 (the “Effective Date”). Ms. McGarry will continue to serve on the Company’s Board of Directors (the “Board”) following her retirement.

Ms. McGarry will continue to receive her current base salary and other benefits currently provided to her until the Effective Date and remain eligible to receive a discretionary cash bonus for 2023, with a target amount of 150% of her base salary, which will be prorated for her partial year of service as the Company’s Chief Executive Officer. The determination of Ms. McGarry’s actual bonus, if any, will be based on the achievement of applicable performance goals as determined by the Compensation Committee of the Board (the “Compensation Committee”).

Following Ms. McGarry’s retirement, in her role as a non-employee member of the Board, Ms. McGarry will be eligible to receive cash and equity compensation in accordance with the Company’s non-employee director compensation policy as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2022, under the heading “Director Compensation”, but for 2023 will only include a cash retainer that will be prorated for her partial year of service as a non-employee member of our Board, beginning July 1, 2023.

Appointment of Terry Schmidt as Chief Executive Officer

On March 20, 2023, the Company announced that the Board has appointed Terry Schmidt, its current President and Director, to succeed Ms. McGarry as the Company’s Chief Executive Officer, effective July 1, 2023.

Ms. Schmidt, age 61, has served as the Company’s President and as a member of the Board since August 2020. As President, she has overseen the Company’s finance, human resources, capital markets, and compliance departments. Previously, Ms. Schmidt served as President of Guild Mortgage Company, the Company’s operating company prior to its initial public offering (“GMC”), from January 2020 to October 2020, and as a member of GMC’s board of directors from 2006 to October 2020. Ms. Schmidt also served in a number of other leadership positions at GMC, including as Chief Financial Officer from 1997 to 2020 and as Controller from 1991 to 1997. Ms. Schmidt joined GMC in 1985, as a member of its internal audit department. She is currently a member of the California Mortgage Bankers Association, an association representing the California residential and commercial real estate finance industry, a member of the board of directors of the Guild Giving Foundation, a non-profit organization, and a member of the Mortgage Bankers Association, an association representing the real estate finance industry. Ms. Schmidt earned a Bachelor of Business Administration degree in accounting from the University of San Diego and is a certified mortgage banker.

In connection with her appointment as Chief Executive Officer, effective July 1, 2023, Ms. Schmidt’s base salary will increase from $600,000 per year to $675,000 per year, and her target bonus will increase from 125% of her base salary to 150% of her base salary. Bonus amounts will be based on achievement of applicable performance goals that are determined by the Board. The Company has also agreed to grant Ms. Schmidt an award (the “Schmidt RSU Award”) of restricted stock units (“RSUs”) valued at $500,000 on July 1, 2023. The number of RSUs subject to the Schmidt RSU Award is calculated by dividing the value of the grant by the closing price of a share of the Company’s Class A common stock on the immediately preceding trading day. The Schmidt RSU Award will vest in substantially equal annual installments over a three-year period, subject to Ms. Schmidt’s continuous service with the Company through each such vesting date. The Schmidt RSU Award shall be subject to the terms of the Company’s 2020 Omnibus Incentive Plan and the form of award agreement thereunder.

There are no arrangements or understandings between Ms. Schmidt and any other person pursuant to which Ms. Schmidt was appointed as the Chief Executive Officer of the Company. There are no family relationships between Ms. Schmidt and any director or executive officer of the Company. Ms. Schmidt does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of David Neylan as President

On March 20, 2023, the Company also announced that the Board has appointed David Neylan, the Company’s current Chief Operating Officer, to succeed Ms. Schmidt’s role as its President, effective July 1, 2023. Mr. Neylan will also continue in his role as the Company’s Chief Operating Officer.

Mr. Neylan, age 47, has served as the Company’s Executive Vice President, Chief Operating Officer since October 2020. Prior to that, Mr. Neylan held a number of leadership positions at GMC, including as Chief Operating Officer from January 2020 to October 2020 and Senior Vice President, Business Development from August 2014 to December 2019. Mr. Neylan is a member of the board of directors of the California Mortgage Bankers Association and a member of the Mortgage Bankers Association. Mr. Neylan holds a Bachelor of Science in finance from the Marshall School of Business at the University of Southern California.

In connection with his appointment as President, Mr. Neylan’s base salary will increase from $505,000 per year to $550,000 per year, and his target bonus will increase from 85% of his base salary to 100% of his base salary. Bonus amounts will be based on achievement of applicable performance goals that are determined by the Board. The Company has also agreed to grant Mr. Neylan an award of restricted stock units (the “Neylan RSU Award”) valued at $150,000 on July 1, 2023. The number of RSUs subject to the Neylan RSU Award is calculated by dividing the value of the grant by the closing price of a share of the Company’s Class A common stock on the immediately preceding trading day. The Neylan RSU Award will vest in substantially equal annual installments over a three-year period, subject to Mr. Neylan’s continuous service with the Company through each such vesting date. The Neylan RSU Award shall be subject to the terms of the Company’s 2020 Omnibus Incentive Plan and the form of award agreement thereunder.

There are no arrangements or understandings between Mr. Neylan and any other person pursuant to which Mr. Neylan was appointed as the President of the Company. There are no family relationships between Mr. Neylan and any director or executive officer of the Company. Mr. Neylan does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: March 20, 2023	By:	/s/ Desiree A. Kramer
Desiree A. Kramer
Chief Financial Officer
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